UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

PFO GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-167380	65-0434332
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

7501 Esters Blvd., Suite 100 Irving, TX	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 573-6135

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8– Other Events

Item 8.01 Other Events.

On March 21, 2016, PFO Global, Inc. released a letter to its shareholders from Matt Cevasco, its Chief Executive Officer, describing certain business updates, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of PFO Global, Inc. issued on March 21, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PFO GLOBAL, INC.

Date: March 22, 2016	By:	/s/ Brigitte Rousseau
	Name:	Brigitte Rousseau
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release of PFO Global, Inc. issued on March 21, 2016.